Exhibit 10.26

SECOND AMENDMENT TO
BLACK KNIGHT FOOTBALL CLUB US, LP
AGREEMENT OF LIMITED PARTNERSHIP

This Second Amendment (“Second Amendment”) is effective as March 7, 2025 (the “Second Amendment Effective Date”) and amends and supplements that certain Agreement of Limited Partnership of Black Knight Football and Entertainment (n/k/a Black Knight Football Club US, LP), a Nevada limited partnership, dated September 21, 2022, as amended January 1, 2025 (together, the “Agreement”).

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

W I T N E S S E T H:

In consideration of the parties having entered into the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Definition of the “Act”. The first recital on page one of the Agreement shall be deleted in its entirety and replaced as follows:

The parties hereto desire to form and provide for the operation of a limited partnership pursuant to the provisions of the Nevada Uniform Limited Partnership Act (as amended from time to time, the “Act”);

2.Restrictions on Transfer; Repurchase Rights. Section 9.01(a) of the Agreement shall be deleted in its entirety and replaced as follows:

(a)No partner shall, directly or indirectly, including through a change of ownership of a corporation, limited liability company or partnership, transfer, and the Partnership shall not issue, any additional Units in the Partnership to any Person without the written consent of the General Partner in each instance. Upon the occurrence of any of the following events with respect to a Partner and following the written consent of the General Partner, the Partnership shall have the option, but not the obligation, to purchase all or any portion of the Units of such Partner (the “Selling Partner”) at such Partner’s per Unit Fair Market value: (i) the offer to sell one or more Units by a Partner; (ii) the death, divorce or incapacity of a Partner; (iii) the filing of bankruptcy of a Partner; or (iv) the commencement, winding up and dissolution of an entity Partner, or merger or other reorganization of an entity Partner as a result of which the entity Partner does not survive as an entity.

3.Governing Law. Section 10.05 of the Agreement shall be deleted in its entirety and replaced as follows:

10.05 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF NEVADA (OTHER THAN ITS RULES OF CONFLICT OF LAWS TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY).

4.Certain references in the Agreement to “Delaware” shall be changed to “Nevada” where the context requires.

5.All capitalized terms in this Second Amendment shall have the same meaning as set forth in the Agreement, unless defined herein.

6.    This Second Amendment may be executed in counterparts; each of which shall be original, but such counterparts shall together constitute one and the same document.

[Remainder of page is intentionally blank.]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to be effective as of the Second Amendment Effective Date.

BLACK KNIGHT FOOTBALL CLUB US, LP

By: BK Football Club US, LLC (f/k/a BK Football and Entertainment, LLC), as general partner

By: /s/ William P. Foley, II
Name:     William P. Foley, II
Title: Chairman, Chief Executive Officer and President

BK FOOTBALL CLUB US, LLC, as general partner
(owning a 3.74% General Partner Percentage Interest)

By: /s/ William P. Foley, II
Name:     William P. Foley, II
Title: Chairman, Chief Executive Officer and President

BILCAR LIMITED PARTNERSHIP (owing a 22.02% Limited Partner Percentage Interest)

By: Bognor Regis, Inc., as general partner

By: /s/ William P. Foley, II
Name:     William P. Foley, II
Title: President and Treasurer

CANNAE HOLDINGS, INC. (owning a 49.00% Limited Partner Percentage Interest)

By: /s/ Michael L. Gravelle
Name:     Michael L. Gravelle
Title: Executive Vice President, General Counsel and Corporate Secretary

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